Exhibit 10.45

HAMPTON ROADS BANKSHARES, INC.

EXECUTIVE SAVINGS PLAN TRUST

Effective July 23, 2006

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

This Agreement authorized by the Board of Directors of Hampton Roads Bankshares, Inc. on July 23, 2006, and made effective July 23, 2006, by and between Hampton Roads Bankshares, Inc. (the Company) and Jack W. Gibson and Donald W. Fulton, Jr., Trustee (collectively referred to as the “Trustee”).

RECITALS:

WHEREAS, the Company has adopted the Executive Savings Plan (the “Plan”);

WHEREAS, the Company has incurred or expects to incur liability under the terms of the Plan with respect to the individuals participating therein;

WHEREAS, the Company wishes to establish a trust (hereinafter called the “Trust”) and to contribute to the Trust assets that shall be held hereunder, subject to the claims of the Company’s creditors in the event of the Company’s Insolvency (as defined herein), until paid to the Plan participants, and their beneficiaries in such manner and at such times as specified in the Plan;

WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as unfunded Plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended (ERISA); and

WHEREAS, it is the intention of the Company that the assets of the Trust be comprised solely of shares of common stock of the Company to be distributed to certain Plan Participants;

NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed as of follows:

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

ARTICLE I

ESTABLISHMENT OF TRUST

1.01. The Company hereby deposits with the Trustee in trust $1.00, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Capitalized terms that are not defined in this Trust, are defined in the Plan.

1.02. The Trust hereby established is revocable by the Company; it shall become irrevocable upon a Change of Control.

1.03. The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended (the Code), and shall be construed accordingly.

1.04. The portion of the Trust principal that represents the Company Matching Contributions, and any earnings allocated to the Account of Participant shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of the Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any asset of the Trust except for the Trust assets that are After-Tax Contributions. Rights created under the Plan and this Trust Agreement for the Company Matching Contributions and earnings allocated to a Participant’s Account shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company and shall be subject to the claims of the Company’s general creditors under federal and state law in the event of Insolvency, as defined in Trust section 3.01.

1.05. The Company, may in its sole discretion, at any time, and from time to time, make deposits of cash or of shares of its common stock in trust with the Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither the Trustee nor any of the Plan participants or beneficiaries shall have any right to compel such deposits.

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

ARTICLE II

PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES

2.01. The Company shall deliver to Trustee annually a schedule (the “Payment Schedule”) that indicates the number of shares payable in respect of each of the Plan participants (and their beneficiaries), that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to each of the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company.

2.02. The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by the Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

2.03. The Company may make payment of benefits directly to the Plan participants or their beneficiaries as they become due under the terms of the Plan. The Company shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Company shall make the balance of each such payment as it falls due. The Trustee shall notify the Company when principal and earnings are not sufficient. In such case when the principal of the Trust, and any earnings thereon are insufficient to make payments in accordance with the terms of the Plan, the Trustee shall make payments first to those participants and beneficiaries in pay status (on a pro rata basis if necessary) and on a pro rata basis to any additional participants and beneficiaries in the order in which they become entitled to benefits.

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

ARTICLE III

TRUSTEE RESPONSIBILITY REGARDING PAYMENTS

TO TRUST BENEFICIARY WHEN THE COMPANY IS INSOLVENT

3.01. The Trustee shall cease payment of benefits to the Plan participants and their beneficiaries if the Company is Insolvent. The Company shall be considered “Insolvent” for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code, or (iii) the Company (including its subsidiary bank) has its assets seized or frozen under regulatory action.

3.02. At all times during the continuance of this Trust, as provided in Trust section 1.04, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below except for Trust assets that represent the After-Tax contributions.

(a) The Board of Directors and the Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company’s Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to the Plan participants and their beneficiaries. The insolvency of any member of the controlled group (as defined in Code Section 414) of the Company, shall not in and of itself, cause the Company or any other member of the Company’s controlled group, to be deemed Insolvent.

(b) Unless the Trustee has actual knowledge of the Company’s Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company’s solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company’s solvency.

(c) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments to the Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company’s general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of the Plan participants or their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plan or otherwise.

(d) The Trustee shall resume the payment of benefits to the Plan participants or their beneficiaries in accordance with Article II of this Trust Agreement only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

3.03. Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Trust section 3.02 hereof and subsequently resumes such

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to the Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to the Plan participants or their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance plus earnings on such difference.

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

ARTICLE IV

PAYMENTS TO THE COMPANY

Except as provided in Article III hereof, after the Trust has become irrevocable, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits have been made to the Plan participants and their beneficiaries pursuant to the terms of the Plan.

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

ARTICLE V

INVESTMENT AUTHORITY

The Trustee may invest only in the Company’s common stock. The Trustee may acquire the Company’s Stock through a purchase on the open market or a purchase at fair market value from a Participant or the Company. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan participants, except that Participants may direct how the Trustee shall vote the shares allocated to a Participant. Dividends paid on the Company’s common stock shall be reinvested by the Trustee in additional shares of common stock. The Trustee shall not sell the securities. The Trustee shall distribute the securities to a Plan participant in accordance with the provisions of the Plan.

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

ARTICLE VI

ACCOUNTING BY TRUSTEE

The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within sixty (60) days following the close of each calendar year and within thirty (30) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

ARTICLE VII

RESPONSIBILITY OF TRUSTEE

7.01. The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by an authorized employee of the Company. Moreover, the Trustee shall incur no liability to any person if there is a decline in the value of the securities held by the Trustee. In the event of a dispute between the Company and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

7.02. If the Trustee undertakes or defends any litigation arising in connection with this Trust, other than litigation arising from actions taken by the Trustee in conflict with the terms of this Trust or as a result of the Trustee’s negligence or willful misconduct, the Company agrees to indemnify the Trustee against the Trustee’s costs, expenses and liabilities (including, without limitation, attorneys’ fees and expenses) relating thereto and to be primarily liable for such payments. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

7.03. The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.

7.04. The Trustee may hire and rely on advice given by agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

7.05. The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein.

7.06. Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

ARTICLE VIII

COMPENSATION AND EXPENSES OF TRUSTEE

The Company shall pay all administrative and Trustees’ fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

ARTICLE IX

RESIGNATION AND REMOVAL OF TRUSTEE

9.01. The Trustee may resign at any time by written notice to the Company, which shall be effective thirty (30) days after receipt of such notice unless the Company and the Trustee agree otherwise.

9.02. The Trustee may be removed by the Company on thirty (30) days notice or upon shorter notice accepted by Trustee; provided, however, that upon a Change in Control, as defined herein, the Trustee may not be removed by the Company for three (3) years without the written approval of 75% of the Plan participants and beneficiaries in interests in the Trust.

9.03. If the Trustee resigns or is removed within three (3) years of a Change in Control, as defined herein, the Company, with the written approval of 75% of the Plan participants and beneficiaries in interests in the Trust, shall select a successor trustee in accordance with the provisions of Trust section 10.02 prior to the effective date of the Trustee’s resignation or removal.

9.04. Upon resignation or removal of the Trustee and appointment of a successor trustee, all assets shall subsequently be transferred to the successor trustee. The transfer shall be completed within sixty (60) days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

9.05. If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Article X hereof, by the effective date of resignation or removal under Trust section 9.01 or 9.02. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

ARTICLE X

APPOINTMENT OF SUCCESSOR

10.01. If the Trustee resigns or is removed in accordance with the provisions of Trust sections 9.01 or 9.02, the Company may appoint any third party, such as a national bank with market-capitalization of $100,000,000 or more and with trust powers under state law or other party that may validly exercise trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor trustee to evidence the transfer.

10.02. If the Trustee resigns or is removed pursuant to the provisions of Trust section 9.03, the Company, with the written approval of 75% of the Plan participants and beneficiaries in interests in the Trust may appoint any third party such as a bank trust department or other party that may validly exercise trustee powers under state law as a successor trustee. The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee. The new Trustee shall have all the rights and powers of the former Trustee, including ownership rights in Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the successor Trustee to evidence the transfer.

10.03. The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Articles VI and VII hereof. A successor Trustee shall not be responsible for and the Company shall indemnify and defend a successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

ARTICLE XI

AMENDMENT OR TERMINATION

11.01. The Trust Agreement may be amended by a written instrument executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance with Trust section 1.02.

11.02. The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan and all administrative expenses of the Trust shall have been paid, unless sooner revoked in accordance with Trust section 1.02. Upon termination of the trust any assets remaining in the Trust shall be returned to the Company.

11.03. Upon written approval of all participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, the Company may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to the Company.

12.04. Any other provision of this Trust to the contrary notwithstanding, the Trust may not be amended by the Company for three (3) years following a Change in Control without the prior written consent of 75% of the Plan participants and beneficiaries in interests in the Trust, except to the extent necessary to satisfy any legal or regulatory requirements under federal or state law and to retain current tax status with respect to payments to the Plan participants and beneficiaries.

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

ARTICLE XII

MISCELLANEOUS

12.01. Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

12.02. Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

12.03. This Trust Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

ARTICLE XIII

EFFECTIVE DATE

The effective date of this Trust Agreement shall be July 23, 2006.

Hampton Roads Bankshares, Inc.

Executive Savings Plan Trust

Effective July 23, 2006

ARTICLE XIV

SIGNATURE PAGE

As evidence of its adoption of the Trust, the Company and the Trustee have caused this document to be executed by their duly authorized officers as of the 23rd day of July, 2006.

HAMPTON ROADS BANKSHARES, INC.

By:
Date:

JACK W. GIBSON

By:
Date:

DONALD W. FULTON, JR.

By:
Date: